UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington D.C., 20549

                                Form 8-K

                             Current Report
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date Of Report (Date Of Earliest Event Reported):  9/2/2008

                            HydroDynex, Inc.
         (Exact Name of Registrant as Specified in its Charter)

                   Commission File Number:  333-152052

                NEVADA                                  20-4903071
    (State or Other Jurisdiction of                 (I.R.S. Employer
    Incorporation or Organization)                  Identification No.)

           230 Bethany Rd., Ste. 128, Burbank, California 91504
        (Address of Principal Executive Offices, Including Zip Code)

                              (702) 884-2150
            (Registrant's Telephone Number, Including Area Code)


      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act(17CFR240.13e-4(c))


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Items to be Included in this Report

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

   On September 2, 2008, a Certificate of Amendment to the Articles of Incorporation was filed by HydroDynex, Inc. in Nevada. Article IV of the Articles of Incorporation were amended to increase the total number of shares of stock authorized from 75 million to 80 million consisting of 75 million shares of common stock instead of 70 million shares, and 5 million shares of preferred stock.


Item 9.01.  Financial Statements and Exhibits.

   (c) Exhibits

   3.1 Certificate of Amendment to Articles of Incorporation dated September 2, 2008.


                               Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated  September 4, 2008

                                           HYDRODYNEX, Inc.


                                           By:  /s/  Jerod Edington
                                                -------------------
                                                Jerod Edington
                                                President & CEO


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